Supplement dated October 7, 2011 to the

PNC Funds Statement of Additional Information (“SAI”)

dated September 30, 2011

This Supplement provides new and additional information beyond that contained in the above-mentioned
SAI and should be read in conjunction with such SAI.

The section entitled “Trustees and Officers” in the SAI is to be deleted in its entirety and replaced with the following:

TRUSTEES AND OFFICERS

The business and affairs of PNC Funds are managed under the direction of PNC Funds’ Board of Trustees in accordance with Delaware law and PNC Funds’ Agreement and Declaration of Trust.  Information pertaining to the Trustees and officers of PNC Funds is set forth below.  None of the Trustees are affiliated with the Adviser or its affiliates and none of the Trustees are “interested persons” as defined under Section 2(a)(19) of the 1940 Act.  The Trustees and officers of the Funds are Trustees/Directors and officers of other registered investment companies managed, advised, administered or distributed by the Adviser or its affiliates.  A list of the Trustees and officers of PNC Funds and a brief statement of their present positions and principal occupations during the past five years are set out below.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(4)

Dorothy A. Berry — 68 Date of Birth: 9/12/43	Trustee since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(4)

John G. Drosdick(5) — 68 Date of Birth: 8/9/43	Trustee since November 1, 2010; Chairman of the Board and Nominating Committee since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products); 2000-2008	11 registered investment companies consisting of 36 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst — 73 Date of Birth: 9/13/38	Trustee since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares; Trustee, Allegiant Funds until 2010.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(4)

Dale C. LaPorte — 69 Date of Birth: 1/04/42	Trustee since April 2005; Chairman of the Legal Compliance Committee since May 2009

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).

			11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.

Name, Address(1) Age and Date of Birth	Position Held With the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(4)

L. White Matthews, III—66 Date of Birth: 10/5/45	Trustee since February 8, 2010; Chairman of the Audit Committee since June 3, 2011

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present; Director (2003 to present) and Chairman (since May 2011) of Imation Corp. (data storage).

			11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, PNC Funds, Inc. until 2010.

Edward D. Miller, M.D.—68 Date of Birth: 2/1/43	Trustee since February 8, 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.

Name, Address(1) Age and Date of Birth	Position Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie(6) Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 8/14/60 Age: 51	President since February 2010

President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007; Partner of Brown Investment Advisory & Trust Company, 1999-2002.

Jeffrey P. Pruitt(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 8/30/71 Age: 40	Chief Compliance Officer since November 2010

Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010 – May 2010; Director of Investment Company Compliance, Thrivent, 2004 – February 2010.

Jennifer E. Spratley(6) Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 2/13/69 Age: 42	Vice President since March 2010

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 46	Treasurer since May 2008 (formerly Assistant Treasurer from February 2005 to May 2008)

Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

Savonne L. Ferguson(6) Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 10/31/73 Age: 37	Secretary since November 2010 to present (formerly Assistant Secretary from June 2010 to November 2010)

Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

Patrick Glazar(7) 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: 7/8/67 Age: 44	Assistant Treasurer since May 2008 (formerly Treasurer from February 2006 to May 2008)	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S) Inc.) since September 2002.

Name, Address(1) Age and Date of Birth	Position Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Randi D. Gage(6) 301 Bellevue Parkway Wilmington, DE 19809 Date of Birth: 4/27/59 Age: 52	Assistant Secretary since February 2011

Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March, 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company, 2003-2007.

(1)	Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne L. Ferguson.
(2)

Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)

The “Fund Complex” is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

(4)

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to PNC Funds, each Trustee serves as a Trustee of PNC Advantage Funds and a Director of the PNC Alternative Investment Fund complex.

(5)	Mr. Drosdick serves as Chairman of PNC Advantage Funds and the PNC Alternative Investment Fund complex.
(6)	Mmes. Ferguson, Gage and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities.
(7)	Mr. Glazar also serves as an officer of the PNC Advantage Funds in the same capacity.

The information above includes each Trustee’s principal occupation during the last five years or longer if relevant to the Trustee’s qualifications to serve on the Board.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee.  The cumulative background of the Trustees, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of member interests led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Among others, the following attributes were specifically noted in the evaluation of the Trustees:  Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years.  Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies.  Dr. Furst has substantial academic and professional experience in finance, including serving as an Endowed Professor of Finance and as Dean of the Gatton College of Business and Economics.  Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds.  Mr. Matthews has served as the chief financial officer of two large enterprises and brings a significant depth of experience to the Board.  Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions.  In addition, with the exception of Mr. Drosdick, who joined the Board in November 2010, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Funds.

The Board has appointed an independent Trustee as Chairman of the Board.  The Board has also engaged the Adviser and Co-Administrators to manage and administer the Funds and to retain other service providers, as necessary.  All parties engaged to render services to the Funds are subject to the oversight of the Board.  The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other

Trustees and officers and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally.  The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically to ensure the uninterrupted oversight of the management of the Trust.  The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer.  As part of its duties, the Board oversees risk relating to the Funds.  Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program.  There can be no assurance that all components of risk have been identified by the Board.  The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility.  The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities.  The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Funds, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Any officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the president, and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President, subject to the rights, if any, of an officer under any contract of employment.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the President.  Any officer may resign at any time by giving written notice to the Trust.  Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

The Trust’s Board has formed three committees: an Audit Committee, a Nominating Committee, and a Legal Compliance Committee. Each Committee is composed of the Trust’s six Trustees: Dorothy A. Berry, John G. Drosdick, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III and Edward D. Miller, MD.

The Audit Committee generally oversees PNC Funds’ accounting and financial reporting process.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the PNC Funds’ Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of PNC Funds’ internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of PNC Funds’ financial statements.  The Chairman of the Audit Committee is L. White Matthews, III and

Ms. Berry and Messrs. Furst and Matthews serve as the Audit Committee Financial Experts.  The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below.  The Committee may also solicit recommendations from current and former Trustees/Directors, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.  In considering candidates for Trustee/Director nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences.  The Nominating Committee met once during the last fiscal year.

The Nominating Committee is responsible for identifying and recommending qualified candidates for election to the Board.  The Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act.  The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers.  Specific qualifications will be based on the needs of the Board at the time of the nomination.  A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at Two Hopkins Plaza, Baltimore, MD 21201 with the following information:

•                                  Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•                                  Name, age and address of candidate;

•                                               A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•                                               Number of fund shares owned by the candidate and length of time held;

•                                               A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board of Trustees and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•                                               A signed statement from the candidate confirming his/her willingness to serve on the Board of Trustees.

The Secretary will submit all nominations to the Committee.  The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.  The Chairman of the Nominating Committee is John G. Drosdick.

The Legal Compliance Committee includes all Independent Trustees.  The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or Adviser.  The Chairman of the Legal Compliance Committee is Dale C. LaPorte.  The Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the PNC Advantage Funds fund family in the aggregate as of December 31, 2010.

INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds(1)*	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee*
Dorothy A. Berry		$50,001 - $100,000
Government Mortgage Fund	$50,001 - $100,000
Richard W. Furst		Over $100,000
Large Cap Core Equity Fund	$10,001 - $50,000
S&P 500 Index Fund	$10,001- $50,000
Large Cap Value Fund	$10,001 - $50,000
Mid Cap Value Fund	$10,001 - $50,000
Multi-Factor Small Cap Value Fund	$10,001 - $50,000
Intermediate Bond Fund	$50,001 - $100,000
Limited Maturity Bond Fund	$10,001 - $50,000
Total Return Advantage Fund	Over $100,000
Ultra Short Bond Fund	$10,001 - $50,000
Money Market Fund	$1 - $10,000
Dale C. LaPorte		Over $100,000
Money Market Fund	Over $100,000
S&P 500 Index Fund	$10,001 - $50,000
International Equity Fund	$10,001 - $50,000
Large Cap Value Fund	$10,001 - $50,000
Mid Cap Value Fund	$10,001 - $50,000
Multi-Factor Small Cap Core Fund	$10,001 - $50,000
Multi-Factor Small Cap Growth Fund	$10,001 - $50,000
Multi-Factor Small Cap Value Fund	$10,001 - $50,000
Edward D. Miller		Over $100,000

S&P 500 Index Fund	$50,001 - $100,000
Ultra Short Bond Fund	$50,001 - $100,000
John G. Drosdick	None	None
L. White Matthews, III	None	None

(1)	Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2010.
*	Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

As of September 13, 2011, the Trustees and officers of PNC Funds as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of PNC Funds.

Certain Interests of Independent Trustees

A number of Independent Directors serve on the boards of other companies that are not affiliated with the Fund or the Adviser.  Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank, N.A. (“PNC Bank”), the parent company to the Manager.  The Independent Directors have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies.  The general nature of the transactions is described briefly below.

PNC Bank participates in a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director.  As of December 31, 2010, PNC Bank’s total obligation as part of the syndicate is limited to 13.75% of the total value of the line of credit extended to Invacare.  As of December 31, 2010, the PNC Bank portion of the balance outstanding was approximately $33 million.  In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.

Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2010, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a $750 million credit facility to U.S. Steel. As of the end of 2010, PNC Bank was responsible for $66.7 million under the credit facility, which will expire on May 11, 2012. There was a $0 balance as of December 31, 2010. PNC Bank is further responsible for $250 million of purchase commitments under a Receivables Purchase Agreement, with $0 outstanding as of December 31, 2010. Finally, PNC Bank is obligated for $66 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $90 million in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2010. In addition, PNC Bank is responsible for $175 million of purchase commitments for which $118.7 million was outstanding on December 31, 2010. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $1.5 million. As of December 31, 2010, there was a $989,319 balance outstanding.

Board Compensation

Effective January 1, 2010, each Trustee receives an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  Prior to January 1, 2010, each Trustee received an annual fee of $45,000, plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses.  The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by PNC Funds in the shares of one or more portfolios of PNC Funds and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments.  Distributions are generally of equal installments over a period of 2 to 15 years.  The Plan will remain unfunded for federal income tax purposes under the Code.  Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate PNC Funds to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of PNC Funds for the fiscal year ended May 31, 2011.

Name of Person, Position	Aggregate Compensation from PNC Funds	Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from PNC Funds and Fund Complex(5)
INDEPENDENT TRUSTEES
John R. Murphy Co-Chairman and Trustee(1)	$91,591	$0	$155,750
Robert D. Neary, Co-Chairman and Trustee(1)	$92,803	$0	$157,750
Dorothy A. Berry, Trustee*	$73,409	$0	$124,500

Name of Person, Position	Aggregate Compensation from PNC Funds	Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from PNC Funds and Fund Complex(5)
Kelley J. Brennan, Chairman of the Audit Committee and Trustee(1)	$72,500	$0	$123,000
Richard W. Furst, Trustee*	$73,409	$0	$116,750
Dale C. LaPorte, Trustee*	$73,409	$0	$124,500	(4)
L. White Matthews, III Trustee*,(3)	$73,409	$0	$124,500
Edward D. Miller, Jr. Trustee*	$73,409	$0	$107,500	(4)
John G. Drosdick, Chairman of the Board*,(2)	$47,045	$0	$79,500

(1) Messrs. Murphy and Neary retired as Co-Chairmen of the Board effective June 2, 2011.  Mr. Brennan resigned as Trustee and Chairman of the Audit Committee effective May 3, 2011.

(2)  Mr. Drosdick became a Trustee of PNC Funds effective November 1, 2010 and became Chairman of the Board effective June 3, 2011.

(3)  Mr. Matthews became Chairman of the Audit Committee effective June 3, 2011.

(4) This amount also represents the total amount of deferred compensation accrued during the fiscal year ended May 31, 2011.  As of May 31, 2011, total deferred compensation payable to Messrs. Miller and LaPorte amounted to $135,775.17 and $212,490.59, respectively.

(5)  The Fund Complex is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

* Each Trustee also serves as a Trustee of PNC Advantage Funds and also serves as a Director of the PNC Alternative Investment Funds complex.

Code of Ethics

PNC Funds, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, PNC Funds’ Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds.  Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law.  The Agreement and Declaration of Trust provide that no Trustee or officer of PNC Funds shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds.  If any shareholder, Trustee or officer of PNC Funds is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and officers), such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE